April 18, 2014


SECURITIES  EXCHANGE
COMMISSION
450 Fifth Street, NW
Washington, DC 20549


Attn. Document Control




RE	American
Depositary
Shares evidenced by
the American
Depositary Receipts
of
          Smith News
PLC
Form F6 File No
333157140


Ladies and Gentlemen

Pursuant to Rule 424b3
under the
Securities Act of
1933, as amended,
on behalf of The Bank
of New York
Mellon, as Depositary
for securities
against which American
Depositary
Receipts ADRs are to
be issued, we
attach a copy of the
new prospectus
Prospectus reflecting
the change in
name from Smith News
PLC to
Connect Group PLC and
the removal
of the Par Value.
As required by Rule
424e, the upper
right hand corner of
the Prospectus
cover page has a
reference to Rule
424b3 and to the file
number of the
registration statement
to which the
Prospectus relates.

Pursuant to Section
III B of the
General Instructions
to the Form F6
Registration
Statement, the
Prospectus
consists of the ADR
certificate for
Smith News PLC.  The
Prospectus has
been revised to
reflect the removal of
the Par Value and the
new name
 Connect Group PLC
Please contact me with
any questions
or comments at 212
8152221.

Sandra Bruno
Senior Associate
The Bank of New York
Mellon  ADR
Division


Encl.
CC Paul Dudek, Esq.
Office of
International
Corporate Finance








Depositary Receipts
101 Barclay Street
22nd Floor West, New
York,
NY 10286